united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2018

AlphaCore Absolute Fund

Institutional Class – GDAMX

1-855-447-2532 www.alphacorefunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the AlphaCore Absolute Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

This past fiscal year (July 2017 – June 2018) has been a mixed bag for many investment strategies. While U.S. equities were generally strong, global equities and fixed income markets struggled and quantitative strategies experienced difficulties. The fixed income strategies in the fund generally outperformed their benchmarks, while our equity and macro strategies generally underperformed their benchmarks.

Our belief in taking over management of the Fund was that we would be able to streamline a diversified non correlated alternative strategy allocation and take advantage of scale to pursue strategies that may not otherwise be available to traditional mutual fund clients. Unfortunately, investor patience was thin as US equities continued to grind higher amidst struggles in many alternative strategies. A volatility spike in February sent shockwaves through the managed futures industry and contributed to losses. While the U.S. equity “beta trade” has been irresistible, we believe it cannot continue forever. That said, we made a decision to close down our fund, effective July 27, 2018. We thank our investors who entrusted us with their capital and we wish them the best as they continue to pursue their financial goals.

8011-NLD-8/9/2018

AlphaCore Absolute Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2018

PERFORMANCE OF A $25,000 INVESTMENT

Annualized Total Returns
	One Year	Five Year	Since Inception*
AlphaCore Absolute Fund:
Institutional Class	(2.29)%	5.04%	4.55%
S&P 500 Total Return	14.37%	13.42%	13.25%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 Total Return index is an unmanaged market capitalization weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, is 2.52% before fee waiver for the Institutional Class as per the October 30, 2017 prospectus. For performance information current to the most recent month-end, please call 1-855-447-2532.

PORTFOLIO COMPOSITION* (Unaudited)

Mutual Funds:
Alternative Funds	31.5%
Asset Allocation Funds	25.2%
Debt Fund	18.6%
Equity Funds	24.7%
100.0%

* Based on Total Investments as of June 30, 2018.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s Holdings.

AlphaCore Absolute Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018

Shares		Value
	MUTUAL FUNDS - 164.5%
	ALTERNATIVE FUNDS - 51.7%
68,299	Alphacore Statistical Arbitrage Fund - Institutional Class * #	$941,846
146,982	BlackRock Event Driven Equity Fund - Institutional Class	1,361,056
		2,302,902
	ASSET ALLOCATION FUNDS - 41.5%
39,593	ASG Managed Futures Strategy Fund - Class Y	382,868
124,956	William Blair Macro Allocation Fund - Class I	1,461,989
		1,844,857
	DEBT FUND - 30.6%
144,936	Angel Oak Flexible Income Fund - Institutional Class	1,360,952

	EQUITY FUNDS - 40.7%
34,720	Boston Partners Long/Short Equity Fund - Institutional Class	727,042
99,675	Balter Invenomic Fund - Institutional Class	1,081,471
		1,808,513
	TOTAL MUTUAL FUNDS (Cost - $7,401,171)
		7,317,224

	TOTAL INVESTMENTS (Cost - $7,401,171) - 164.5%	$7,317,224
	LIABILITIES FROM FUND SHARE REDEMPTIONS LESS OTHER ASSETS - (64.5)%	(2,867,992)
	NET ASSETS - 100.0%	$4,449,232

*	Non-income producing securities.

#	Affiliated security.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018

Assets:
Investments in Securities at Cost (includes $1,018,756 of affiliated)	$7,401,171
Investments in Securities at Value (includes $941,846 of affiliated)	$7,317,224
Cash & Cash Equivalents	68,933
Due from Investment Adviser	37,307
Receivable for Securities Sold	917,968
Dividends and Interest Receivable	12,231
Total Assets	8,353,663

Liabilities:
Payable for Fund Shares Redeemed	3,842,387
Payable to Related Parties	23,168
Accrued Expenses and Other Liabilities	38,876
Total Liabilities	3,904,431

Net Assets	$4,449,232

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$5,095,125
Undistributed Net Investment Income	155,417
Accumulated Net Realized Loss From Investments	(717,363)
Net Unrealized Depreciation on Investments	(83,947)
Net Assets	$4,449,232

Net Asset Value Per Share
Institutional Class:
Net Assets	$4,449,232
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	598,769
Net Asset Value, Offering Price and Redemption Price per Share	$7.43

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Investment Income:
Dividend Income	$533,439
Interest Income	2,608
Total Investment Income	536,047

Expenses:
Investment Advisory Fees	210,499
Tax Expense	108,435
Administration Fees	52,929
Registration and Filing Fees	50,869
Shareholder Service Fees	42,447
Fund Accounting Fees	32,355
Legal Fees	29,874
Audit Fees	24,451
Transfer Agent Fees	21,435
Trustees’ Fees	14,108
Chief Compliance Officer Fees	12,202
Printing Expense	6,977
Custody Fees	6,663
Insurance Expense	500
Miscellaneous Expenses	2,785
Total Expenses	616,529
Less: Fees Waived by the Adviser	(184,878)
Less: Fees Waived by the Adviser for Affiliated Holdings	(37,170)
Net Expenses	394,481
Net Investment Income	141,566

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including affiliated of $(483,613))	(730,713)
Capital Gains Distributions from Underlying Investment Companies	64,130
(666,583)

Net Change in Unrealized Depreciation on Investments
(including affiliated of $(76,910))	(78,943)

Net Realized and Unrealized Loss on Investments	(745,526)

Net Decrease in Net Assets Resulting From Operations	$(603,960)

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2018	June 30, 2017
Operations:
Net Investment Income (Loss)	$141,566	$(151,894)
Net Realized Gain (Loss) on Investments	(730,713)	32,398,793
Capital Gains Distributions from Underlying Investment Companies	64,130	202
Net Change in Unrealized Depreciation on Investments	(78,943)	(28,001,841)
Net Increase (Decrease) in Net Assets Resulting From Operations	(603,960)	4,245,260

Distributions to Shareholders From:
Capital Gains:
Institutional Class ($1.80 and $2.81 per share, respectively)	(2,043,381)	(22,044,980)
Total Distributions to Shareholders	(2,043,381)	(22,044,980)

Capital Share Transactions:
Institutional Class:
Proceeds from Shares Issued	12,830,273	31,706,689
Distributions Reinvested	2,043,380	21,935,610
Cost of Shares Redeemed	(39,008,127)	(161,099,234)
Redemption Fees	—	30
Net Decrease from Capital Share Transactions	(24,134,474)	(107,456,905)

Net Decrease in Net Assets	(26,781,815)	(125,256,625)
Net Assets:
Beginning of Year	31,231,047	156,487,672
End of Year (including accumulated net investment income of $155,417 and $0, respectively)	$4,449,232	$31,231,047

SHARE ACTIVITY
Institutional Class
Shares Sold	1,356,997	3,364,998
Shares Reinvested	259,704	2,296,922
Shares Redeemed	(4,329,769)	(15,429,730)
Net decrease in shares of beneficial interest outstanding	(2,713,068)	(9,767,810)

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Institutional Class (f)
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Net Asset Value, Beginning of Year	$9.43	$11.96	$13.35	$12.91	$10.54
From Operations:
Net investment income (loss) (a)	0.04	(0.05)	0.16	0.19	0.19
Net gain (loss) from investments
(both realized and unrealized)	(0.24)	0.33	(0.25)	0.49	2.18
Total from operations	(0.20)	0.28	(0.09)	0.68	2.37

Distributions to shareholders from
net investment income	—	—	(0.15)	(0.18)	—
net realized gains	(1.80)	(2.81)	(1.15)	(0.06)	—
Total distributions	(1.80)	(2.81)	(1.30)	(0.24)	—
Paid in capital from redemption fees	—	0.00 (e)	—	0.00 (e)	0.00 (e)

Net Asset Value, End of Year	$7.43	$9.43	$11.96	$13.35	$12.91

Total Return (b)	(2.29)%	2.05%	(0.50)%	5.24%	22.49%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$4,449	$31,231	$156,488	$210,310	$260,554
Ratio of expenses to average net assets,
before waiver (c)	1.91%	1.75%	1.24%	1.19%	1.19%
net of waiver(c)	1.22%	0.87%	0.74%	0.34%	0.19%
Ratio of net investment income (loss) to average net assets (c)(d)	0.44%	(0.48)%	1.25%	1.43%	1.57%
Portfolio turnover rate	70%	283%	338%	25%	28%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.01 per share.

(f)	Institutional Class was formerly known as Manager Class.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.	ORGANIZATION

AlphaCore Absolute Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund offers one class of shares designated as Institutional Class (formerly Manager Class). The Fund seeks long-term capital appreciation with low correlation to equities and bonds, as well as lower volatility than traditional stocks. The Fund commenced operations on July 19, 2011. Effective June 27, 2018, the Board of Trustees of the Trust (the “Board”) has determined based on the recommendation of AlphaCore Capital, LLC (the “Adviser”) that with respect to the Fund, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on July 27, 2018.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2018 for the Fund’s assets measured at fair value:

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$7,317,224	$—	$—	$7,317,224
Total	$7,317,224	$—	$—	$7,317,224

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2 or Level 3 during the year ended June 30, 2018.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2018, the Fund held $68,933 in an overnight sweep account with Union Bank. These instruments are classified as cash and cash equivalents.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Statement of Operations.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.65% of the average daily net assets of the Fund. For the year ended June 30, 2018, the Adviser earned advisory fees from the Fund of $210,499 ($184,878 which was subject to waiver; see below).

The Fund invested a portion of its assets in the AlphaCore Statistical Arbitrage Fund. The Adviser has agreed to waive its advisory fee on the portion of the Fund’s assets that are invested in the AlphaCore Statistical Arbitrage Fund. For the year ended June 30, 2018, the Fund waived $37,170 in advisory fees which were voluntarily waived by management.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2018, so that the total annual operating expenses of the Fund does not exceed 1.00% of the average daily net assets of the Fund’s Institutional Class (the “Expense Limitation Agreement”). Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived. For the year ended June 30, 2017 and June 30, 2018, the Adviser waived fees of $94,615 and $184,878 respectively pursuant to its contractual agreement. Due to the closing and liquidation of the Fund (Note 10), the Adviser does not intend to recapture these amount.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2018, amounted to $20,884,290 and $42,610,178, respectively, for Fund.

5.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Fund as of June 30, 2018 are noted in the Fund’s Portfolio of Investments. Transactions during the year ended June 30, 2018 with the affiliated company is as follows:

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

					Change in
					Unrealized
	Value - Beginning			Realized Gain	Appreciation/	Dividend	Value - End of	Ending
Affiliated Holding	of Year	Purchases	Sales Proceeds	/ (Loss)	Depreciation	Income	Year	Shares
AlphaCore Statistical Arbitrage Fund	$—	$7,400,000	$(5,897,631)	$(483,613)	$(76,910)	$—	$941,846	68,299

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the corresponding investments. The Fund may redeem their investment from the investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investments. The financial statements of the investments, including their portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Investment	Percentage of Net Assets
Angel Oak Flexible Income Fund - Institutional Class	30.6%
BlackRock Event Driven Equity Fund - Institutional Class	30.6%
William Blair Macro Allocation Fund - Class I	32.9%

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at June 30, 2018, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$7,415,716	$36,804	$(135,296)	$(98,492)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2018 and June 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2018	June 30, 2017
Ordinary Income	$505,389	$—
Long-Term Capital Gain	1,537,992	22,044,980
	$2,043,381	$22,044,980

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$155,417	$—	$—	$(702,818)	$—	$(98,492)	$(645,893)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

At June 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$648,504	$54,314	$702,818	$—

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, and the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(103,604)	$13,851	$89,753

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2018, National Financial Services, LLC, account holding shares for the benefit of others, held approximately 55.95% of the voting securities of the Fund.

10.	SUBSEQUENT EVENTS

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

The Fund redeemed all outstanding shares on July 27, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCore Absolute Fund and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AlphaCore Absolute Fund (the “Fund”), a series of Northern Lights Fund Trust, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees approved the closing and liquidation of the Fund on June 27, 2018, which indicates the Fund is not a going concern. The financial statements do not include any adjustments that might be necessary upon liquidation.

We have served as the auditor of one or more investment companies within the Family of Funds since 2012.

COHEN & COMPANY, LTD,
Cleveland, Ohio
August 29, 2018

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

ALPHACORE ABSOLUTE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010- 2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/18 – NLFT_v1

ALPHACORE ABSOLUTE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-447-2352.

6/30/18 – NLFT_v1

AlphaCore Absolute Fund (Adviser – AlphaCore Capital, LLC)(Unaudited)*

In connection with the regular meeting held on September 20-21, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between AlphaCore Capital, LLC (“AlphaCore”) and the Trust, with respect to the AlphaCore Absolute Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaCore was founded in 2015 and has assets under management of approximately $87 million. They discussed that AlphaCore specializes in customizing portfolios to include liquid alternative investments for high net worth individuals, family offices, regional banks, and independent investment advisers. The Trustees reviewed the background information of key investment personnel who will be responsible for servicing the Fund, taking into consideration their education and noting the investment team has varied financial industry experience from past positions where they performed due diligence on various underlying investments. They discussed AlphaCore’s proposed strategy for the Fund, nothing that AlphaCore’s investment process is based on the results of considerable research and due diligence performed on a universe of mutual funds and ETFs taking into consideration underlying holdings of the mutual funds and ETFs and return based factors to create a balanced portfolio of diversifying strategies. They noted AlphaCore’s procedures for monitoring compliance with investment limitations, as well as AlphaCore’s stated considerations for selecting brokers. The Trustees noted that although AlphaCore is a relatively new firm, the investment team has extensive industry experience, particularly with liquid alternative investments. The Board concluded that AlphaCore has the potential to provide high quality service to the Fund and its shareholders.

Performance. The Trustees reviewed AlphaCore’s proposed refinements to the investment objective and strategy of Giralda Fund. They reviewed the performance of separate accounts managed by AlphaCore using a strategy similar to the revised strategy proposed by AlphaCore, noting that the managed account outperformed the Morningstar Multi-alternative category since the inception of the managed account in July 2015. Recognizing the relatively short performance track record, the Trustees concluded that AlphaCore has experienced acceptable performance with the strategy which should benefit the Fund and its shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 0.65%. They noted that the proposed advisory fee was significantly lower than the averages of the peer group and Morningstar category. The Trustees further noted that the projected net expense ratio was higher than the averages of the peer group and Morningstar category, but within the range of both. They considered the resources required to execute the proposed strategy, and that AlphaCore had agreed to contractually limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether AlphaCore will experience economies of scale with respect to the management of the Fund. They noted that AlphaCore had provided estimates of the asset levels at which economies of scale would likely be reached and that it would be willing to discuss breakpoints at future meetings. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by AlphaCore. They noted that because AlphaCore had not yet begun managing the Fund, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations under AlphaCore’s management. They noted that AlphaCore anticipated realizing a loss over the first year of operations and a profit in the second year of operations based on ambitious asset growth projections. They reasoned that based on the information provided by AlphaCore, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from AlphaCore as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that (i) termination of the advisory agreement between the Trust and Giralda Advisors was in the best interests of the Fund and its shareholders and (ii) approval of the advisory agreement between the Trust and AlphaCore was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

AlphaCore Absolute Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2018

As a shareholder of the Fund you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2018 through June 30, 2018.

Actual Expenses: The left columns of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The right columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	1/1/18	6/30/18	Period*	1/1/18	6/30/18	Period*	Ratio

AlphaCore Absolute Fund – Institutional Class	$1,000.00	$965.40	$ 7.17	$1,000.00	$1,017.50	$ 7.36	1.47%

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2018).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-447-2532 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-447-2532.

Investment Adviser
AlphaCore Capital, LLC
875 Prospect St. Suite 315
La Jolla, CA 92037

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $17,500

2017 – $16,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $3,500

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,500

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 9/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 9/7/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/7/18